Exhibit 99.2

This Statement on Form 4 is filed by: (i) Prime Security Services TopCo (ML), L.P., (ii)  Prime Security Services TopCo (ML II), L.P., (iii) Prime Security Services TopCo (ML), LLC, (iv) Prime Security Services TopCo (ML II), LLC, (v) Prime Security Services TopCo Parent GP, LLC, (vi) AP VIII Prime Security Services Holdings, L.P., (vii) Prime Security Services GP, LLC, (viii) AP VIII Prime Security Services Management, LLC, (ix) Apollo Management, L.P., (x) Apollo Management GP,  LLC, (xi) Apollo Management Holdings, L.P., and (xii) Apollo Management Holdings GP, LLC.

Name of Designated Filer:           Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:           September 18, 2020

Issuer Name: ADT, Inc.

PRIME SECURITY SERVICES TOPCO (ML), L.P.

By:	Prime Security Services TopCo (ML), LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

PRIME SECURITY SERVICES TOPCO (ML II), L.P.

By:	Prime Security Services TopCo (ML II), LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

PRIME SECURITY SERVICES TOPCO (ML), LLC

By:	Prime Security Services TopCo Parent GP, LLC,
its sole member

	By:	AP VIII Prime Security Services Holdings, L.P.,
its sole member

		By:	Prime Security Services GP, LLC, its general partner

			By:	/s/ Laurie D. Medley
				Name:	Laurie D. Medley
				Title:	Vice President

PRIME SECURITY SERVICES TOPCO (ML II), LLC

By:	Prime Security Services GP, LLC,
its sole member

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

PRIME SECURITY SERVICES TOPCO PARENT GP, LLC

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AP VIII PRIME SECURITY SERVICES HOLDINGS, L.P.

By:	Prime Security Services GP, LLC, its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

PRIME SECURITY SERVICES GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AP VIII PRIME SECURITY SERVICES MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC, its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC, its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President